                    OPPENHEIMER EMERGING GROWTH FUND
                Supplement dated November 1, 2002 to the
                   Prospectus dated February 28, 2002

      The prospectus is changed as follows:

      The footnote  following the Annual Fund Operating Expenses table on page
8 is revised by adding the following to the end of that footnote:

           Effective  November  1,  2002,  the  voluntary  limit  on
           transfer  agent  fees  for  Class Y shares  increased  to
           0.35% of average  daily net assets per fiscal  year.  Had
           that  limit  been  in  effect  during  the  Fund's  prior
           fiscal  year,   "Other   Expenses"   and  "Total   Annual
           Operating  Expenses"  for Class Y shares  as  percentages
           of  average  daily net  assets  would have been 0.38% and
           1.38%, respectively.

November 1, 2002                                PS721.011